UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: January 7, 2003
              Date of Earliest Event Reported: January 6, 2003


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

Item 5.   Other Events

On January 6, 2003, the Company announced the pending retirement of its Chairman and Chief Executive Officer, Mitchell G. Leibovitz.

The Board of Directors has formed a search committee, chaired by Bernard J. Korman, and retained, Herbert Mines Associates, an executive search firm, to seek Mr. Leibovitz' successor. Mr. Leibovitz' retirement will be effective as of the date such successor is appointed. Until such time, Mr. Leibovitz will continue in his current positions and assist the Board of Directors in the succession process. Following his retirement, Mr. Leibovitz has agreed to serve on the Board of Directors.

A copy of the Company's press release announcing Mr. Leibovitz' retirement is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


(c) Exhibits. The following exhibits are filed with this report.


Exhibit No. 99.1                Company press release announcing Mr. Leibovitz'
                                retirement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ George Babich, Jr.
                               --------------------------------------
                               George Babich, Jr.
                               President
                               and Chief Financial Officer


Date:  January 7, 2003